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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934


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        Date of Report (Date of earliest event reported): August 2, 2004

                               ATA Holdings Corp.
             (Exact name of registrant as specified in its charter)

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       Indiana                  000-21642                 35-1617970
(State or other jurisdiction   (Commission File Number)  (I.R.S. Employer
   of incorporation)                                      Identification Number)


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                           7337 West Washington Street
                              Indianapolis, Indiana
                                      46231
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (317) 247-4000

                                       N/A
          (Former name or former address, if changes since last report)

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ITEM 5. OTHER EVENTS

Attach hereto, and incorporated herein by reference in its entirety,  as Exhibit
99.1 is a copy of a press release announcing that ATA Airlines flight attendants narrowly rejected assistance measures.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibits.

99.1  Press Release dated July 30, 2004.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATA Holdings Corp.

Date: August 2, 2004                    By: /s/ Brian T. Hunt
                                                ----------------
                                        Name: Brian T. Hunt
                                        Title: Vice President & Secretary



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NEWS RELEASE
                                                     Media Contact: Laura Novak
                                                                Hill & Knowlton
                                                                 (212) 885-0331
                                                laura.novak@hillandknowlton.com
                                     Investor Relations Contact: Roxanne Butler
                                                  Investor Relations Specialist
                                                                 (317) 282-2659
                                                 investor.relations@iflyata.com

       ATA Airlines Flight Attendants Narrowly Reject Assistance Measures

INDIANAPOLIS, July 30, 2004 - ATA Airlines, Inc. (Nasdaq: ATAH) has been informed by the Association of Flight Attendants (AFA) that its membership narrowly defeated Letters of Agreement to amend the existing collective bargaining agreement, which would have resulted in savings of several million dollars to the Company over the next two years.

"This was a very close decision. Apparently, only 69 percent of those eligible voted and, within that group, 51 percent voted against the proposal. We are very disappointed. The Company needs to reduce its labor costs in order to make it through this difficult period for ATA and the industry," said Richard Meyer, Jr., Vice President of Labor Relations.

The Company was seeking the assistance package in an effort to cut costs during recent economic difficulties in the airline industry. ATA Holdings Corp., parent company of ATA, announced on July 14 that it does not expect to earn a profit in 2004. This updated guidance was a result of rising jet fuel costs and weak revenues caused by aggressive pricing in the industry. ATA Holdings Corp. has been implementing cost-cutting measures to reduce the expected 2004 loss.

Stock of the parent company, ATA Holdings Corp., is traded on the Nasdaq Stock Exchange under the symbol "ATAH." To learn more about the Company, visit the web site at www.ata.com.


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